Exhibit 99.1

Nutanix Announces Proposed $750 Million Convertible Senior Notes Offering

SAN JOSE, CA. – December 10, 2024 – Nutanix, Inc. (“Nutanix”) (Nasdaq: NTNX), a leader in hybrid multicloud computing, today announced its intention to offer, subject to market conditions and other factors, $750 million aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Nutanix also expects to grant the initial purchasers of the notes an option to purchase up to an additional $112.5 million aggregate principal amount of the notes within a 13-day period from, and including, the initial issuance date of the notes.

The notes will be unsecured senior obligations of Nutanix. Interest will be payable semi-annually in arrears. The notes will mature on December 15, 2029, unless earlier converted, redeemed, or repurchased. The notes will be convertible at the option of holders, subject to certain conditions and during certain periods. Upon conversion, the notes may be settled in cash, shares of Nutanix’s Class A common stock or a combination of cash and shares of Nutanix’s Class A common stock, at Nutanix’s election. The interest rate, initial conversion rate and other terms of the notes are to be determined at the time of the pricing of the offering.

Nutanix intends to use the net proceeds from the offering to (i) repurchase a portion of its outstanding 0.25% Convertible Senior Notes due 2027 (the “2027 notes”) concurrently with the pricing of the offering in separate and privately negotiated transactions with certain holders of its 2027 notes (the “concurrent note repurchases”) effected through one of the initial purchasers of the notes or its affiliate, acting as Nutanix’s agent, and (ii) repurchase up to $200.0 million of shares of Nutanix’s Class A common stock in privately negotiated transactions with institutional investors effected through one of the initial purchasers of the notes or its affiliate, acting as Nutanix’s agent, at a price per share equal to the last reported sale price of Nutanix’s Class A common stock on the Nasdaq Global Select Market on the date of the pricing of the notes (the “Share Repurchase”). Any such Share Repurchase would not reduce the amount available for future repurchases under Nutanix’s existing share repurchase program. Nutanix intends to use the remaining net proceeds from the offering for general corporate purposes, including working capital, capital expenditures and potential acquisitions. From time to time, Nutanix evaluates potential acquisitions of businesses, technologies or products. Currently, however, Nutanix does not have any understandings or agreements with respect to any acquisitions.

The terms of the concurrent note repurchases are anticipated to be individually negotiated with each holder of the 2027 notes participating in the concurrent note repurchases, and will depend on several factors, including the market price of Nutanix’s Class A common stock and the trading price of the 2027 notes at the time of each such concurrent note repurchase. Certain holders of any 2027 notes that Nutanix agrees to repurchase may have hedged their equity price risk with respect to such 2027 notes and may, concurrently with the pricing of the notes, unwind all or part of their hedge positions by buying Nutanix’s Class A common stock and/or entering into or unwinding various derivative transactions with respect to Nutanix’s Class A common stock. Any repurchase of the 2027 notes, and the potential related market activities by holders of the 2027 notes participating in the concurrent note repurchases, together with the repurchase by Nutanix of any of its Class A common stock concurrently with the pricing of the notes, could increase (or reduce the size of any decrease in) the market price of Nutanix’s Class A common stock, which may affect the trading price of the notes at that time and the initial conversion price of the notes. Nutanix cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or its Class A common stock. No assurance can be given as to how much, if any, of the 2027 notes or the Class A common stock will be repurchased or the terms on which they will be repurchased.

Neither the notes nor the shares of Nutanix’s Class A common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from, or in a transaction not subject to, such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About Nutanix

Nutanix is a global leader in cloud software, offering organizations a single platform for running applications and managing data, anywhere. With Nutanix, companies can reduce complexity and simplify operations, freeing them to focus on their business outcomes. Building on its legacy as the pioneer of hyperconverged infrastructure, Nutanix is trusted by companies worldwide to power hybrid multicloud environments consistently, simply, and cost-effectively.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Nutanix’s financing plans, Nutanix’s ability to complete the offering, the timing and size of the offering, the concurrent note repurchases and the Share Repurchase, Nutanix’s intended use of the net proceeds of the offering. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether Nutanix will be able to consummate the offering, the final terms of the offering, the satisfaction of customary closing conditions with respect to the offering of the notes, prevailing market conditions, the anticipated use of the net proceeds of the offering of the notes, which could change as a result of market conditions or for other reasons, and the impact of general economic, industry or political conditions in the United States or internationally. Forward-looking statements may be identified by the use of the words “may,” “will,” “expect,” “intend,” and other similar expressions. These forward-looking statements are based on estimates and assumptions by Nutanix’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from those anticipated or predicted by Nutanix’s forward-looking statements. All forward-looking statements are subject to other risks detailed in Nutanix’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024, and the risks discussed in Nutanix’s other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Nutanix undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof, except as required by applicable law.

© 2024 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or unregistered trademarks of Nutanix, Inc. (“Nutanix”) in the United States and other countries. Other brand names or marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). This press release is for informational purposes only and nothing herein constitutes a warranty or other binding commitment by Nutanix.

Investor Contact:

Richard Valera

ir@nutanix.com

Media Contact:

Lia Bigano

pr@nutanix.com